                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): APRIL 14, 2005
                                                         --------------

                              UNITED CAPITAL CORP.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                          1-10104                   04-2294493
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission               (IRS Employer
 of incorporation)                  File Number)             Identification No.)

   9 Park Place, Great Neck, New York                             11021
--------------------------------------------------------------------------------
   (Address of principal executive offices)                    (zip code)

Registrant's telephone number, including area code: (516) 466-6464
                                                    --------------

                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.      DEPARTURE  OF  DIRECTORS  OR  PRINCIPAL  OFFICERS;  ELECTION  OF
                DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

            On April 14, 2005,  the Board of Directors  (the  "Board") of United
Capital  Corp., a Delaware  corporation  (the  "Company")  amended the Company's
Bylaws (the  "Bylaws")  to increase the size of the Board to seven  members.  In connection  with the  amendment  to the  Bylaws,  on April 14,  2005,  the Board appointed Michael Lamoretti and Michael Weinbaum to the Board to serve until the next annual meeting of stockholders  and until their successors are duly elected and shall be qualified.

            At this time, Messrs.  Lamoretti and Weinbaum are not expected to be appointed to any  committees  of the Board and,  except as set forth in the next
sentence,   neither  Mr.  Lamoretti  or  Mr.  Weinbaum  have  entered  into  any transactions  with the Company since the beginning of the Company's  last fiscal year which is reportable under Item 404(a) of Regulation S-K. Both Mr. Lamoretti and Mr. Weinbaum are currently employed by the Company as Vice Presidents in the
Company's  real estate  operations and received a total salary and bonus for the fiscal year ended December 31, 2004 of $235,000.

            There are no arrangements or  understandings  under which either Mr.
Lamoretti  or Mr.  Weinbaum  were  appointed  to  the  Board.  However,  Messrs.
Lamoretti and Weinbaum are both sons-in-laws of Attilio Petrocelli, the Company's
Chairman,  President and Chief Executive Officer,  who beneficially owns, in the
aggregate,   approximately  64%  of  the  Company's   outstanding  common  stock
(exclusive of options).

            Because  Messrs.  Lamoretti and Weinbaum are currently  employees of the Company, they will not be considered  independent  directors,  as defined in
Section 121 of the American Stock Exchange Rules. As a result, a majority of the
Company's directors will not be deemed independent.  However, as a result of Mr.
Petrocelli's  ownership  percentage of the Company,  the Company  qualifies as a controlled  company as defined in Section  801 of the  American  Stock  Exchange
Rules and is not  required  to  maintain a Board  consisting  of a  majority  of independent directors.

Item 5.03.      AMENDMENTS  TO ARTICLES OF  INCORPORATION  OR BYLAWS;  CHANGE IN
                FISCAL YEAR.

            As  described  in Item  5.02  above,  on April 14,  2005,  the Board approved,  effective  immediately,  an  amendment to Article II Section 2 of the
Bylaws to amend and revise the first  sentence of Article II Section 2 to state:
"The  Board  of  Directors  of  the  Corporation  shall  consist  of  seven  (7)
directors;".  A copy of the  By-Laws of the Company is being filed as an exhibit to this Form 8-K.

Item 9.01.      FINANCIAL STATEMENTS AND EXHIBITS.

(c)         Exhibits

            Exhibit No.      Exhibits
            -----------      --------

                 3.2         Amended and Restated Bylaws of United Capital Corp.

                                       2

                                   SIGNATURES
                                   ----------

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                      UNITED CAPITAL CORP.

Dated: April 14, 2005                 By: /s/ Anthony J. Miceli
                                         ------------------------------------
                                         Name:   Anthony J. Miceli
                                         Title:  Vice President, Chief Financial
                                                 Officer and Secretary